     FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY SEPARATE ACCOUNT C
                                  PROSPECTUS
                                    FOR THE
                            PGA RETIREMENT ANNUITY
                                  OFFERED BY
               FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                          (A NEW YORK STOCK COMPANY)
                            ADMINISTRATIVE OFFICES
                              520 COLUMBIA DRIVE
                         JOHNSON CITY, NEW YORK 13790

The PGA Retirement Annuity contract (the "Contract"), offered through First Providian Life and Health Insurance Company (the "Company," "us," "we" or "our," and formerly, "National Home Life Assurance Company of New York"), provides a vehicle for investing on a tax-deferred basis in 5 investment company Portfolios. The Contract is a group variable annuity contract and is intended for retirement savings or other long-term investment purposes.

The minimum initial Purchase Payment for Non-Qualified Contracts is $3,000. The minimum initial purchase payment for Qualified Contracts is $2,000 (or $50 monthly by payroll deduction). The Contract is a flexible-premium deferred variable annuity that provides for a Right to Cancel Period of 10 days (20 days for replacement) plus a 5 day grace period to allow for mail delivery, during which you may cancel your investment in the Contract.

Your Net Purchase Payments for the Contract may be allocated among 5 Subaccounts of First Providian Life and Health Insurance Company's Separate Account C. Assets of each Subaccount are invested in one of the following
Portfolios:

                           . CAPITAL PRESERVATION PORTFOLIO
                           . INCOME ORIENTED PORTFOLIO
                           . GROWTH AND INCOME PORTFOLIO
                           . CAPITAL GROWTH PORTFOLIO
                           . MAXIMUM APPRECIATION PORTFOLIO

Your initial Net Purchase Payment(s), when your Contract is issued, will be invested immediately in your chosen Portfolio(s), unless you indicate otherwise.

The Contract's Accumulated Value varies with the investment performance of the Portfolio(s) you select. You bear all investment risk associated with the Portfolios. Investment results for your Contract are not guaranteed.

The Contract offers a number of ways of withdrawing monies at a future date, including a lump sum payment and several Annuity Payment Options. Full or partial withdrawals of the Contract's Surrender Value may be made at any time, although in many instances withdrawals made prior to age 59 1/2 are subject to a 10% federal tax penalty (and a portion may be subject to ordinary income taxes). If you elect an Annuity Payment Option, Annuity Payments may be received on a fixed and/or variable basis. You also have significant flexibility in choosing the Annuity Date on which Annuity Payments begin.

This Prospectus sets forth the information you should know before investing in the Contract. It must be accompanied by a current Prospectus for the Portfolios. Please read the Prospectus carefully and retain it for future reference. A Statement of Additional Information for the Contract Prospectus, which has the same date as this Prospectus, has also been filed with the Securities and Exchange Commission, is incorporated herein by reference and is available free by calling our Administrative Offices at 1-800-250-1828. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           The Contract is available only in the State of New York.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                The date of this Prospectus is April 30, 1997.

                               TABLE OF CONTENTS

                                                                            PAGE
GLOSSARY...................................................................   3
HIGHLIGHTS.................................................................   5
FEE TABLE..................................................................   7
Financial Statements.......................................................   8
Performance Measures.......................................................   8
Additional Performance Measures............................................   8
Yield and Effective Yield..................................................   9
The Company and the Separate Account.......................................   9
Providian Series Trust.....................................................  10
The Portfolios.............................................................  10
CONTRACT FEATURES..........................................................  11
  Right to Cancel Period...................................................  11
  Contract Purchase and Purchase Payments..................................  11
  Purchasing by Wire.......................................................  12
  Allocation of Purchase Payments..........................................  12
  Charges and Deductions...................................................  12
  Accumulated Value........................................................  13
  Exchanges Among the Portfolios...........................................  13
  Full and Partial Withdrawals.............................................  14
  Systematic Withdrawal Option.............................................  14
  IRS-Required Distributions...............................................  15
  Minimum Balance Requirement..............................................  15
  Designation of an Annuitant's Beneficiary................................  15
  Death of Annuitant Prior to Annuity Date.................................  16
  Annuity Date.............................................................  16
  Lump Sum Payment Option..................................................  16
  Annuity Payment Options..................................................  16
  Deferment of Payment.....................................................  17
FEDERAL TAX CONSIDERATIONS.................................................  18
GENERAL INFORMATION........................................................  20

                                   GLOSSARY

Accumulation Unit - A measure of your ownership interest in the Contract prior to the Annuity Date.

Accumulation Unit Value - The value of each Accumulation Unit which is calculated each Valuation Period.

Accumulated Value - The value of all amounts accumulated under the Contract prior to the Annuity Date.

Adjusted Death Benefit - The sum of all Net Purchase Payments made during the first six Contract Years, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period ending before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken.

Annual Contract Fee - The $30 annual fee charged by the Company to cover the cost of administering each Contract. The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender, on a pro rata basis, from each Subaccount.

Annuitant - The person whose life is used to determine the duration of any Annuity Payments and upon whose death, prior to the Annuity Date, benefits under the Contract are paid.

Annuitant's Beneficiary - The person(s) to whom any benefits are due upon the Annuitant's death prior to the Annuity Date.

Annuity Date - The date on which Annuity Payments begin. The Annuity Date is always the first day of the month you specify.

Annuity Payment - One of a series of payments made under an Annuity Payment Option.

Annuity Payment Option - One of several ways in which withdrawals from the Contract may be made. Under a Fixed Annuity Option (see "Annuity Payment Options," page 16), the dollar amount of each Annuity Payment does not change over time. Under a Variable Annuity Option (see "Annuity Payment Options," page 16), the dollar amount of each Annuity Payment may change over time, depending upon the investment experience of the Portfolio or Portfolios you choose. Annuity Payments are based on the Contract's Accumulated Value as of 10 Business Days prior to the Annuity Date.

Annuity Unit - Unit of measure used to calculate Variable Annuity Payments (see "Annuity Payment Options," page 16).

Annuity Unit Value - The value of each Annuity Unit which is calculated each Valuation Period.

Business Day - A day when the New York Stock Exchange is open for trading.

Company ("we," "us," "our") - First Providian Life and Health Insurance Company, a New York stock company.

Contract Anniversary - Any anniversary of the Contract Date.

Contract Date - The date of issue of this Contract.

Contract Owner ("you," "your") - The person or persons designated as the Contract Owner in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. Prior to the Annuity Date, the Contract Owner has the right to assign ownership, designate beneficiaries, make permitted withdrawals and Exchanges among Subaccounts.

Contract Year - A period of 12 months starting with the Contract Date or any Contract Anniversary.

Death Benefit - The greater of the Contract's Accumulated Value on the date the Company receives due Proof of Death of the Annuitant or the Adjusted Death Benefit.

Exchange - One Exchange will be deemed to occur with each voluntary transfer from any Subaccount.

General Account - The account which contains all of our assets other than those held in our separate accounts.

Net Purchase Payment - Any Purchase Payment less the applicable Premium Tax, if any.

Non-Qualified Contract - Any Contract other than those described under the Qualified Contract reference in this Glossary.

Owner's Designated Beneficiary - The person to whom ownership of this Contract passes upon the Contract Owner's death, unless the Contract Owner was also the Annuitant, in which case the Annuitant's Beneficiary is entitled to the Death Benefit. (Note: this transfer of ownership to the Owner's Designated Beneficiary will generally not be subject to probate, but will be subject to estate and inheritance taxes. Consult with your tax and estate adviser to be sure which rules will apply to you.)

Payee - The Contract Owner, Annuitant, Annuitant's Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Portfolio - A separate investment series of the Trust. The Trust currently offers 5 series in the PGA Retirement Annuity: the Capital Preservation Portfolio, the Income Oriented Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, and the Maximum Appreciation Portfolio (each a "Portfolio" and, collectively, the "Portfolios"). In this Prospectus, Portfolio will also be used to refer to the Subaccount that invests in the corresponding Portfolio.

Premium Tax - A regulatory tax that may be assessed by your state on the Purchase Payments you make to this Contract. The amount which we must pay as Premium Tax, if any, will be deducted from each Purchase Payment or from your Accumulated Value as it is incurred by us.

Proof of Death - (a) A certified death certificate; (b) a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof of death satisfactory to the Company.

Purchase Payment - Any premium payment. The minimum initial Purchase Payment is $3,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts (or $50 monthly by payroll deduction for Qualified Contracts); each additional Purchase Payment must be at least $500 for Non-Qualified Contracts or $50 for Qualified Contracts. Purchase Payments may be made at any time prior to the Annuity Date as long as the Annuitant is living.

Qualified Contract - An annuity contract as defined under Sections 403(b) and 408(b) of the Internal Revenue Code of 1986, as amended (the "Code").

Right to Cancel Period - The period during which the Contract can be canceled and treated as void from the Contract Date.

Separate Account - That portion of First Providian Life and Health Insurance Company's Separate Account C dedicated to the Contract. The Separate Account consists of assets that are segregated by First Providian Life and Health Insurance Company and, for Contract Owners, invested in the Portfolios. The Separate Account is independent of the general assets of the Company.

Subaccount - That portion of the Separate Account that invests in shares of the Portfolios. Each Subaccount will only invest in a single Portfolio. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios.

Surrender Value - The Accumulated Value less any Premium Taxes incurred but not yet deducted.

Trust - The Providian Series Trust.

Underlying Funds - Four series of the Trust in which the Portfolios invest. The four series are the High Quality Stock Fund, Fixed Income Fund, International Active Fund, and Money Market Fund.

Valuation Period -- The performance of your Contract is measured by using the Accumulation Unit Value. This value is calculated at the close of each Business Day. A Valuation Period is defined as the period of time between the close of business on one Business Day and the close of business on the following Business Day.

                                  HIGHLIGHTS

YOU CAN FIND DEFINITIONS OF IMPORTANT TERMS IN THE GLOSSARY (PAGE 3).

PGA RETIREMENT ANNUITY

The Contract provides a vehicle for investing on a tax-deferred basis in 5 investment company Portfolios. Monies may be subsequently withdrawn from the Contract either as a lump sum or as annuity income as permitted under the Contract. Accumulated Values and Annuity Payments depend on the investment experience of the selected Portfolio(s). The investment performance of the Portfolios is not guaranteed. Thus, you bear all investment risk for monies invested under the Contract.

WHO SHOULD INVEST

The Contract is designed for investors seeking long term, tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal income tax brackets. The Contract is offered as both a Qualified Contract and a Non-Qualified Contract. Both Qualified and Non-Qualified Contracts offer tax-deferral on increases in the Contract's value prior to withdrawal or distribution; however, Purchase Payments made by Contract Owners of Qualified Contracts may be excludible or deductible from gross income in the year such payments are made, subject to certain statutory restrictions and limitations. (See "Federal Tax Considerations," page 18.)

INVESTMENT CHOICES

Your investment in the Contract may be allocated among 5 Subaccounts of the Separate Account. The Subaccounts in turn invest exclusively in the following 5 Portfolios offered by the Trust: the Capital Preservation Portfolio, the Income Oriented Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, and the Maximum Appreciation Portfolio. The assets of each Portfolio are separate. Each Portfolio has distinct investment objectives and policies as described in the prospectus for the Portfolios. (See page 10.)

CONTRACT OWNER

The Contract Owner is the person designated as the owner of the Contract in the Contract application. The Contract Owner may designate any person as a Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. Prior to the Annuity Date, the Contract Owner has the right to assign ownership, designate beneficiaries, and make permitted withdrawals and Exchanges among the Subaccounts.

ANNUITANT

The Annuitant is a person whose life is used to determine the duration of any Annuity Payments and upon whose death, prior to the Annuity Date, benefits under the Contract are paid. The Annuitant may not be older than age 75.

ANNUITANT'S BENEFICIARY

The Contract Owner may designate any person to receive benefits under the Contract which are payable upon the death of the Annuitant prior to the Annuity Date.

HOW TO INVEST

To invest in the Contract, you will need to provide the necessary information to us in the Contract application. You will need to select an Annuitant. The Annuitant may not be older than age 75 at the time the Contract is issued. The minimum initial Purchase Payment is $3,000 for Non-Qualified Contracts, and $2,000 for Qualified Contracts (or $50 monthly by payroll deduction for Qualified Contracts). Subsequent Purchase Payments must be at least $500 for Non-Qualified Contracts or $50 for Qualified Contracts. You may make subsequent Purchase Payments at any time before the Contract's Annuity Date, as long as the Annuitant specified in the Contract is living. A waiver of the Initial Purchase Payment and additional Purchase Payment minimum requirements may be available. (See page 11.)

ALLOCATION OF PURCHASE PAYMENTS

Your initial Net Purchase Payment(s) will, unless you indicate otherwise, be invested in the Portfolio(s) you selected immediately upon our receipt thereof, IN WHICH CASE YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE PORTFOLIOS DURING THE RIGHT TO CANCEL PERIOD. You must fill out and send us the appropriate form or comply with other designated Company procedures if you would like to change how subsequent Net Purchase Payments are allocated. (See page 12.)

RIGHT TO CANCEL PERIOD

The Contract provides for a Right to Cancel Period of 10 days (20 days for replacement) plus a 5 day grace period to allow for mail delivery, during which you may cancel your investment in the Contract. To cancel your investment, please return your Contract to us. When we receive the Contract, we will return the Accumulated Value of your Purchase Payment(s) invested in the Portfolios plus any fees and/or Premium Taxes that may have been subtracted from such amount. (See page 11.)

EXCHANGES

You may make unlimited Exchanges among the Portfolios provided you maintain a minimum balance of $1,000, except in cases where Purchase Payments are made by monthly payroll deduction, in each Subaccount to which you have allocated a portion of your Accumulated Value. No fee is currently imposed for such Exchanges; however, we reserve the right to charge a $15 fee for Exchanges in excess of 12 per Contract Year. Exchanges must not reduce the value of any allocation to any Subaccount below $1,000, except in cases where Purchase Payments are made by monthly payroll deduction, or that remaining amount will be transferred to your other Subaccounts on a pro rata basis. (See also "Charges and Deductions," page 12.)

DEATH BENEFIT

If the Annuitant specified in your Contract dies prior to the Annuity Date, your named Annuitant's Beneficiary will receive the Death Benefit under the Contract. The Death Benefit is the greater of your Accumulated Value or the Adjusted Death Benefit on the date we receive due proof of the Annuitant's death. During the first six Contract Years, the Adjusted Death Benefit will be the sum of all Net Purchase Payments made, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period ending before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken. The Annuitant's Beneficiary may elect to receive these proceeds as a lump sum or as Annuity Payments. If the Annuitant dies on or after the Annuity Date, any unpaid payments certain will be paid, generally to the Annuitant's Beneficiary, in accordance with the Contract. (See page 16.)

ANNUITY PAYMENT OPTIONS

In addition to the full and partial withdrawal privileges, you may also choose to create an income stream by requesting an annuity income from us. As the Contract Owner, you may elect one of several Annuity Payment Options. By electing an Annuity Payment Option, you are asking us to systematically liquidate your Contract. We provide you with a variety of options as it relates to those payments. At your discretion, payments may be either fixed or variable or both. Fixed payouts are guaranteed for a designated period or for life (either single or joint). Variable payments will vary depending on the performance of the Portfolio(s) selected. (See page 16.)

CONTRACT AND POLICYHOLDER INFORMATION

If you have questions about your Contract, please telephone our Administrative Offices at 1-800-250-1828 between the hours of 8:00 A.M. to 5:00 P.M. Eastern time. Please have the Contract number and the Contract Owner's name ready when you call. As Contract Owner you will receive periodic statements confirming any financial transactions that take place, as well as quarterly statements and an annual statement.

CHARGES AND DEDUCTIONS UNDER THE CONTRACT

The Contract has no sales charges and has an annual mortality and expense risk charge of .55%. Contract Owners may withdraw up to 100% of the Accumulated Value without incurring a surrender charge. The Contract also includes administrative charges and policy fees, which pay for administering the Contract, as well as portions of the management, advisory and other fees, which reflect the costs of operating the Portfolios. (See page 12.)

FULL AND PARTIAL WITHDRAWALS

You may withdraw all or part of the Surrender Value of the Contract before the earlier of the Annuity Date or the Annuitant's death. Withdrawals made prior to age 59 1/2 may be subject to a 10% federal tax penalty (and a portion thereof may be subject to ordinary income taxes). (See page 14.)

                                   FEE TABLE

The following table illustrates all expenses (except for Premium Taxes that may be assessed by your state) that you would incur as an owner of a Contract (see page 12). The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a purchaser of the Contract. The fee table reflects all expenses for both the Separate Account and the Portfolios. For a complete discussion of Contract costs and expenses, see "Charges and Deductions," page 12.

CONTRACTOWNER TRANSACTION EXPENSES
Sales Load Imposed on Purchases......................................... None
Contingent Deferred Sales Load (surrender charge)....................... None
Exchange Fees........................................................... None
ANNUAL CONTRACT FEE..................................................... $ 30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of assets in the
 Separate Account)
Mortality and Expense Risk Charge.......................................  .55%
Administrative Charge...................................................  .15%
                                                                         ----
Total Annual Separate Account Expenses..................................  .70%

                           PORTFOLIO ANNUAL EXPENSES

The Portfolios will operate at a zero expense level during the first three years of operations. However, while those Portfolios are expected to operate without expenses, including management fees, Contract Owners in those Portfolios bear indirectly the expenses of the Underlying Funds in which those Portfolios invest. The following chart illustrates the indirect expense ratio that each Portfolio is estimated to incur based on certain allocations among the Underlying Funds. Except as may be indicated, the figures below are based on estimated expenses for the first fiscal year of operation (as a percentage of each such Portfolio's average net assets after fee waiver and/or expense reimbursement).

                                                                         TOTAL
                                                                       PORTFOLIO
                                                                        ANNUAL
                                                                       EXPENSES
                                                                       ---------
      Capital Preservation Portfolio..................................   0.77%*
      Income Oriented Portfolio.......................................   0.89%*
      Growth and Income Portfolio.....................................   0.90%*
      Capital Growth Portfolio........................................   0.94%*
      Maximum Appreciation Portfolio..................................   0.96%*

  * These numbers are based on an agreement by Providian Investment Advisors, Inc. (the "Adviser") to limit the Other Expenses of each Underlying Fund so that the ratio of expenses (excluding advisory fees) to net assets on an annual basis does not exceed 0.25%. Expenses in excess of such amounts will be assumed by the Adviser until the earlier of (a) the end of three years after commencement of operations or (b) the termination by the Trust's Trustees or the Portfolios' shareholders, but not the Adviser, of the Trust's Advisory Agreement with the Adviser. In the absence of this agreement and the agreement that the Portfolio will operate at a zero expense level during the first three years of operations, it is estimated that the total Portfolio annual expenses would have been as follows:
     Capital Preservation Portfolio 4.77%; Income Oriented Portfolio 3.95%; Growth and Income Portfolio 3.75%; Capital Growth Portfolio 3.42%; and Maximum Appreciation Portfolio 3.31%.

The following example illustrates the expenses that you would incur on a $1,000 Purchase Payment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Contract imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract's Annuity Payment Options.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
      Capital Preservation Portfolio............................. $22.22 $67.99
      Income Oriented Portfolio.................................. $23.47 $71.80
      Growth and Income Portfolio................................ $23.60 $72.17
      Capital Growth Portfolio................................... $23.85 $72.93
      Maximum Appreciation Portfolio............................. $24.10 $73.69

The Annual Contract Fee in these examples is estimated and reflects a percentage equal to the total amount of fees collected during a calendar year divided by the total average net assets of the Portfolios during the same calendar year. The fee is assumed to remain the same in each year of the above periods. (With respect to partial year periods, if any, in the examples, the Annual Contract Fee is pro-rated to reflect only the applicable portion of the partial year period.) The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender or annuitization of the Contract, on a pro rata basis, from each Subaccount. The Company may also deduct Premium Taxes, if any, as incurred by the Company.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown, subject to the guarantees in the Contract.

FINANCIAL STATEMENTS

The audited statutory-basis financial statements of the Company (as well as the Independent Auditors' Report thereon) are contained in the Statement of Additional Information. No financial statements are included for the Separate Account because, as of the date of this Prospectus, the Subaccounts of the Separate Account offered by the PGA Retirement Annuity had not commenced operations, and consequently had no assets or liabilities.

PERFORMANCE MEASURES

Performance for the Subaccounts of the Separate Account, including the yield and the total return of all Subaccounts, may appear in reports and promotional literature to current or prospective Contract Owners.

Please refer to the discussion below and to the Statement of Additional Information for a more detailed description of the method used to calculate a Portfolio's and Subaccount's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's and Subaccount's performance.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

When advertising performance of the Subaccounts, the Company will show the Standardized Average Annual Total Return for a Subaccount which, as prescribed by the rules of the Securities and Exchange Commission ("SEC"), is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The Standardized Average Annual Total Return assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of the Annual Contract Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any.

ADDITIONAL PERFORMANCE MEASURES

NON-STANDARDIZED ACTUAL TOTAL RETURN AND NON-STANDARDIZED ACTUAL AVERAGE ANNUAL TOTAL RETURN

The Company may show actual Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods, including Total Return Year-to-Date with respect to certain periods. The Company may also show actual Average Annual Total Return (i.e., the average annual change in

Accumulation Unit Values) with respect to one or more periods. For one year, the actual Total Return and the actual Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the actual Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see "Fee Table"), the actual Total Return and actual Average Annual Total Return also reflect these expenses. These percentages, however, do not reflect the Annual Contract Fee or Premium Taxes (if any) which, if included, would reduce the percentages reported.

YIELD AND EFFECTIVE YIELD

From time to time a Portfolio may advertise its yield and total return investment performance. For each Subaccount for which the Company advertises yield, the Company shall furnish a yield quotation referring to the Portfolio computed in the following manner: the net investment income per Accumulation Unit earned during a recent one month period is divided by the Accumulation Unit Value on the last day of the period.

Please refer to the Statement of Additional Information for a description of the method used to calculate a Portfolio's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's performance.

The performance measures discussed above reflect results of the Portfolios and are not intended to indicate or predict future performance. For more detailed information, see the Statement of Additional Information.

Performance information for the Subaccounts may be contrasted with other comparable variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service which ranks mutual funds and other investment companies by overall performance, investment objectives and assets. Performance may also be tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria, including Morningstar, Inc. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

THE COMPANY AND THE SEPARATE ACCOUNT

FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY

The Company (formerly National Home Life Assurance Company of New York) is a stock life insurance company incorporated under the laws of the State of New York on March 23, 1970, with administrative offices at 520 Columbia Drive, Johnson City, New York 13790. The Company is principally engaged in offering life insurance, annuity contracts, and accident and health insurance and is admitted to do business in 10 states and the District of Columbia. The Company is wholly-owned, directly and indirectly, by Providian Corporation, a publicly-held diversified consumer financial services company whose shares are traded on the New York Stock Exchange with assets of $29 billion as of December 31, 1996. On December 28, 1996, Providian Corporation executed a Plan and Agreement of Merger and Reorganization (the "Merger Agreement") with AEGON N.V. ("AEGON"), an international insurance company headquartered in The Hague, The Netherlands. Under the Merger Agreement, Providian Corporation's insurance operations, including the operations of the Company, will merge with a wholly owned subsidiary of AEGON. Providian Corporation will be the surviving corporation in the merger and will become a wholly owned subsidiary of AEGON. The merger of Providian Corporation's insurance businesses with AEGON is conditioned upon several events, including shareholder and various regulatory approvals. Providian Corporation anticipates that the closing of the transaction will occur in mid-1997. Because consummation of the merger is subject to the above conditions, no representations can be made as to whether, or when, the merger will be completed or as to the possible impact of the merger on the financial position and results of operations of the Company should the merger occur.

FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY SEPARATE ACCOUNT C

The Separate Account was established by the Company as a separate account under the laws of the State of New York on November 4, 1994, pursuant to a resolution of the Company's Board of Directors. The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account. The Separate Account meets the definition of a "separate account" under the federal securities laws.

The assets of the Separate Account are owned by the Company and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the General Account assets or any other separate account maintained by the Company.

The Separate Account has dedicated 5 Subaccounts to the Contract, each of which invests solely in a corresponding Portfolio of the Trust. Additional subaccounts may be established at the discretion of the Company. The Separate Account also includes other subaccounts which are not available under the Contract.

PROVIDIAN SERIES TRUST

The Trust is a diversified investment company presently consisting of 9 separate series each having different investment objectives and policies. This Contract offers 5 series of shares, each a professionally managed investment Portfolio. Each Portfolio seeks to achieve its objective by investing in a number of other series offered by the Trust. The Adviser has retained Atlanta Capital Management Company, L.L.C. ("Atlanta Capital") to serve as sub-adviser for the Portfolios. Subject to the supervision and direction of the Board of Trustees of the Trust, Atlanta Capital determines how each of its Portfolio's assets will be invested in the Underlying Funds. Atlanta Capital receives a fee, which is paid by the Adviser and is a percentage of the annual net asset value of the Underlying Funds for which Atlanta Capital serves as sub-adviser and in which the Portfolios invest. The advisory fee is deducted automatically from the assets of the Underlying Funds, and is therefore paid indirectly by the Portfolios.

THE PORTFOLIOS (SEE ACCOMPANYING PROSPECTUS)

For more information concerning the risks associated with each Portfolio's investments, please refer to the prospectus for the Portfolios.

THE CAPITAL PRESERVATION PORTFOLIO-seeks high current income with low volatility of principal.

THE INCOME ORIENTED PORTFOLIO-seeks income and, secondarily, long term growth of capital.

THE GROWTH AND INCOME PORTFOLIO-seeks growth of capital and income.

THE CAPITAL GROWTH PORTFOLIO-seeks long term growth of capital and, secondarily, current income.

THE MAXIMUM APPRECIATION PORTFOLIO-seeks capital appreciation.

OTHER PORTFOLIO INFORMATION

There is no assurance that a Portfolio will achieve its stated investment objective.

Additional information concerning the investment objectives and policies of the Portfolios and the investment advisory services, total expenses and charges can be found in the current prospectuses for the Portfolios. THE PORTFOLIOS' PROSPECTUS SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF NET PURCHASE PAYMENTS TO A PORTFOLIO.

The Portfolios may, in the future, be made available to registered separate accounts offering variable annuity and variable life products of the Company as well as other insurance companies or to a person or plan, including a pension or retirement plan receiving favorable tax treatment under the Code, that qualifies to purchase shares of the Portfolios under Section 817(h) of the Code. Although we believe it is unlikely, a material conflict could arise among the interests of the Separate Account and one or more of the other participating separate accounts and other qualified persons or plans. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Portfolios if required by law, to resolve the matter.

                               CONTRACT FEATURES

The rights and benefits under the Contract are described below and in the Contract. The Company reserves the right to make any modification to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statute or any rule or regulation of the United States Treasury Department.

RIGHT TO CANCEL PERIOD

A Right to Cancel Period exists for 10 days after you receive the Contract (20 days for replacement) plus a 5 day grace period to allow for mail delivery. The Contract permits you to cancel the Contract during the Right to Cancel Period by returning the Contract to our Administrative Offices, 520 Columbia Drive, Johnson City, New York 13790 or mailing it to us at P.O. Box 1950, Binghamton, New York 13902. Upon cancellation, the Contract is treated as void from the Contract Date and when we receive the Contract, we will return the Accumulated Value of your Purchase Payment(s) invested in the Portfolios plus any fees and/or Premium Taxes that may have been subtracted from such amount.

CONTRACT PURCHASE AND PURCHASE PAYMENTS

If you wish to purchase a Contract, you should complete the application and forward it and the initial Purchase Payment to the address indicated on the application, or to such address as the Company may from time to time designate. If you wish to make personal delivery by hand or courier to the Company of the completed application form and the initial Purchase Payment (rather than through the mail), you must do so at our Administrative Offices at 520 Columbia Drive, Johnson City, New York 13790. The initial Purchase Payment for a Non-Qualified Contract must be equal to or greater than the $3,000 minimum investment requirement. The Initial Purchase Payment for a Qualified Contract must be equal to or greater than $2,000 (or you may establish a payment schedule of $50 a month by payroll deduction). To obtain an application, please call our Administrative Offices at 1-800-250-1828.

The Contract will be issued and the initial Purchase Payment less any Premium Taxes will be credited within 2 Business Days after receipt of the application and the initial Purchase Payment in good order. The Company reserves the right to reject any application or initial Purchase Payment.

If the initial Purchase Payment cannot be credited within 5 Business Days because the application is incomplete, we will contact the applicant, explain the reason for the delay and will refund the initial Purchase Payment, unless the applicant instructs us to retain the initial Purchase Payment and credit it as soon as the necessary requirements are fulfilled.

Additional Purchase Payments may be made at any time prior to the Annuity Date, as long as the Annuitant is living. Additional Purchase Payments must be for at least $500 for Non-Qualified Contracts, or $50 for Qualified Contracts. Additional Purchase Payments received prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) are credited to the Accumulated Value at the close of business that same day. Additional Purchase Payments received after the close of the New York Stock Exchange are processed the next Business Day.

Total Purchase Payments may not exceed $1,000,000 without our prior approval.

With respect to Non-Qualified Contracts, an amendatory rider (the "Rider") to the Contract has been filed for approval with the insurance regulatory authority in New York. The Rider provides that during the first two Contract years, we will waive the applicable minimum Initial Purchase Payment and additional Purchase Payment limitations explained in the above paragraphs to the extent that we will accept an Initial Purchase Payment of not less than $250 and additional Purchase Payments of not less than $125. On the first day of the third Contract Year, the applicable minimum limitations will be imposed. If at any time after the second Contract Anniversary the sum of all Purchase Payments made less any withdrawals taken does not meet the minimum limitation for the Initial Purchase Payment amount specified in the above paragraphs, we reserve the right to terminate the Contract, in which case we will pay you the Accumulated Value. If (a) the New York insurance regulatory authority has approved the Rider and (b) the Company has determined to make the Rider available in New York, then the minimums set forth in the Rider apply to your Contract.

The Company reserves the right to refuse to issue this Contract in cases involving an exchange for another Contract. In cases where a Contract Owner or former Contract Owner requests the Company to reverse a surrender or withdrawal transaction, whether full or partial, the Company reserves the right to refuse such requests or grant such requests on condition that the Contract's Accumulated Value be adjusted to reflect appropriate investment results, administration costs or loss of interest during the relevant period.

PURCHASING BY WIRE

For wiring instructions please contact our Administrative Offices at 1-800-250-1828.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your Net Purchase Payments will be allocated. You may allocate each Net Purchase Payment to one of the Portfolios as long as such portions are whole number percentages provided no Portfolio may contain a balance less than $1,000, except in cases where Purchase Payments are made by monthly payroll deduction. You may change allocation instructions for future Net Purchase Payments by sending us the appropriate Company form or by complying with other designated Company procedures. If an additional Net Purchase Payment is not accompanied by allocation instructions, it will be allocated to the same Portfolio(s) as your prior Net Purchase Payments are invested at that time, unless otherwise directed by you in writing in advance.

Your initial Net Purchase Payment(s) will, unless you indicate otherwise, be invested in your Portfolio(s) immediately upon our receipt thereof, IN WHICH CASE YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE PORTFOLIOS DURING THE RIGHT TO CANCEL PERIOD.

CHARGES AND DEDUCTIONS

There are no sales charges for the Contracts.

MORTALITY AND EXPENSE RISK CHARGE

We impose a charge as compensation for bearing certain mortality and expense risks under the Contracts. The annual charge is assessed daily based on the net asset value of the Separate Account. The annual mortality and expense risk charge is .55% of the net asset value of the Separate Account.

We guarantee that this annual charge will never increase. If this charge is insufficient to cover actual costs and assumed risks, the loss will fall on us. Conversely, if the charge proves more than sufficient, any excess will be added to the Company surplus and will be used for any lawful purpose, including any shortfall on the costs of distributing the Contracts.

The mortality risk borne by us under the Contracts, where one of the life Annuity Payment Options is selected, is to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Contract) regardless of how long all Annuitants may live. We also assume mortality risk as a result of our guarantee of a Death Benefit in the event the Annuitant dies prior to the Annuity Date.

The expense risk borne by us under the Contracts is the risk that the charges for administrative expenses which are guaranteed for the life of the Contract may be insufficient to cover the actual costs of issuing and administering the Contract.

ADMINISTRATIVE CHARGE AND ANNUAL CONTRACT FEE

An administrative charge equal to .15% annually of the net asset value of the Separate Account is assessed daily along with the Annual Contract Fee of $30. The Annual Contract Fee is deducted proportionately from the Subaccounts. For any Contract with amounts allocated to the Subaccounts, the $30 fee is assessed per Contract, not per Portfolio chosen. The Annual Contract Fee will be deducted from each Subaccount on each Contract Anniversary and upon surrender, on a pro rata basis based on the number of months that have passed since the last anniversary date. These deductions represent reimbursement for the costs expected to be incurred over the life of the Contract for issuing and maintaining each Contract and the Separate Account.

EXCHANGES

Each Contract Year you may make an unlimited number of Exchanges between Portfolios, provided that after an Exchange no Portfolio may contain a balance less than $1,000, except in cases where Purchase Payments are made by monthly payroll deduction. No fee is currently imposed for such Exchanges; however, we reserve the right to charge a $15 fee for Exchanges in excess of 12 per Contract Year.

EXCEPTIONS TO CHARGES AND TO TRANSACTION OR BALANCE REQUIREMENTS

The administrative charges or fees may be reduced for sales of Contracts to a trustee, employer or similar entity representing a group where the Company determines that such sales result in savings of administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company, its ultimate parent company, Providian Corporation and certain of their affiliates are permitted to purchase Contracts with substantial reduction of administrative charges or fees or with a waiver or modification of certain minimum or maximum purchase and transaction amounts or balance requirements. Contracts so purchased are for investment purposes only and may not be resold except to the Company.

In no event will reduction or elimination of fees or charges or waiver or modification of transaction or balance requirements be permitted where such reduction, elimination, waiver or modification will be unfairly discriminatory to any person. Additional information about reductions in charges is contained in the Statement of Additional Information.

TAXES

Under present laws, the Company will not incur New York state or local taxes. If there is a change in state or local tax laws, charges for such taxes may be made. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. (See "Federal Tax Considerations," page 18.) Based upon these expectations, no charge is currently being made to the Separate Account for corporate federal income taxes that may be attributable to the Separate Account.

The Company will periodically review the question of a charge to the Separate Account for federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company's tax status. In the event that the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

PORTFOLIO EXPENSES

The value of the assets in the Separate Account reflect the fees and expenses paid by the Portfolios. A complete description of these expenses is found in the "Fee Table" section of this Prospectus and in the Trust's Prospectus and Statement of Additional Information.

ACCUMULATED VALUE

At the commencement of the Contract, the Accumulated Value equals the initial Net Purchase Payment. Thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day increased by: (i) any additional Net Purchase Payments received by the Company and (ii) any increase in the Accumulated Value due to investment results of the selected Portfolio(s) during the Valuation Period; and reduced by: (i) any decrease in the Accumulated Value due to investment results of the selected Portfolio(s), (ii) a daily charge to cover the mortality and expense risks assumed by the Company, (iii) any charge to cover the cost of administering the Contract,
(iv) any partial withdrawals, and (v) any charges for any Exchanges made after the first 12 in any Contract Year.

EXCHANGES AMONG THE PORTFOLIOS

Should your investment goals change, you may exchange Accumulated Value among the Portfolios. Requests for Exchanges, received by mail or by telephone, prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) are processed at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day. If you experience difficulty in making a telephone Exchange your Exchange request may be made by regular or express mail. It will be processed on the date received.

To take advantage of the privilege of initiating transactions by telephone, you must first elect the privilege by completing the appropriate section of the application or by completing a separate telephone authorization form at a later date. To take advantage of the privilege of authorizing a third party to initiate transactions by telephone, you must first complete a third party authorization form.

The Company will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Prior to the acceptance of any request, the caller will be asked by a customer service representative for his or her Contract number and social security number. In addition, telephone communications from a third party authorized to transact in an account will undergo reasonable procedures to confirm that instructions are genuine. The third party caller will be asked for his or her name, company affiliation (if appropriate), the Contract number to which he or she is referring, and the social security number of the Contract Owner. All calls will be recorded, and this information will be verified with the Contract Owner's records prior to processing a transaction. Furthermore, all transactions performed by a customer service representative will be verified with the Contract Owner through a written confirmation statement. The Company, the Adviser, the Trust, the Portfolios, and Atlanta Capital shall not be liable for any loss, cost or expense for action on telephone instructions that are believed to be genuine in accordance with these procedures.

FULL AND PARTIAL WITHDRAWALS

At any time before the Annuity Date and while the Annuitant is living, you may make a partial or full withdrawal of the Contract to receive all or part of the Surrender Value by sending a written request to our Administrative Offices. Full or partial withdrawals may only be made before the Annuity Date and all partial withdrawal requests must be for at least $500. The amount available for full or partial withdrawal is the Surrender Value at the end of the Valuation Period during which the written request for withdrawal is received. The Surrender Value is an amount equal to the Accumulated Value, less any Premium Taxes incurred but not yet deducted. The withdrawal amount may be paid in a lump sum to you, or if elected, all or any part may be paid out under an Annuity Payment Option. (See "Annuity Payment Options," page 16.)

You can make a withdrawal by sending the appropriate Company form to our Administrative Offices. Your proceeds will normally be processed and mailed to you within 2 Business Days after the receipt of the request but in no event will it be later than 7 calendar days, subject to postponement in certain circumstances. (See "Deferment of Payment," page 17.)

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. If, at the time the Contract Owner requests a full or partial withdrawal, he has not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold 10% from the taxable portion of any full or partial withdrawal and remit that amount to the federal government. Moreover, the Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Considerations," page 18.)

Since the Contract Owner assumes the investment risk with respect to amounts allocated to the Separate Account, the total amount paid upon withdrawal of the Contract (taking into account any prior withdrawals) may be more or less than the total Net Purchase Payments made.

SYSTEMATIC WITHDRAWAL OPTION

You may choose to have a specified dollar amount provided to you on a regular basis from the portion of your Contract's Accumulated Value that is allocated to the Portfolios. By electing the Systematic Withdrawal Option, withdrawals may be made on a monthly, quarterly, semi-annual or annual basis. The minimum amount for each withdrawal is $250.

This option may be elected by completing the Systematic Withdrawal Request Form. This form must be received by us at least 30 days prior to the date systematic withdrawals will begin. Each withdrawal will be processed on the day and at the frequency indicated on the Systematic Withdrawal Request Form. The start date for the systematic withdrawals must be between the first and twenty-eighth day of the month. You may discontinue the Systematic Withdrawal Option at any time by notifying us in writing at least 30 days prior to your next scheduled withdrawal date.

Like any other partial withdrawal, each systematic withdrawal is subject to taxes on earnings. If the owner has not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold 10% from the taxable portion of the systematic withdrawal and remit that amount to the federal government. Moreover, the Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Considerations," page 18.) You may wish to consult a tax adviser regarding any tax consequences that might result prior to electing the Systematic Withdrawal Option.

We reserve the right to discontinue offering the Systematic Withdrawal Option upon 30 days written notice. We also reserve the right to charge a fee for such service.

IRS-REQUIRED DISTRIBUTIONS

Prior to the Annuity Date, if you or, if applicable, a Joint Owner dies before the entire interest in the Contract is distributed, the value of the Contract must be distributed to the Owner's Designated Beneficiary (unless the Contract Owner was also the Annuitant--in which case the Annuitant's Beneficiary is entitled to the Death Benefit) as described in this section so that the Contract qualifies as an annuity under the Code. If the death occurs on or after the Annuity Date, the remaining portions of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death. If the death occurs before the Annuity Date, the entire interest in the Contract will be distributed within 5 years after date of death or be paid under an Annuity Payment Option under which payments will begin within 1 year of the Contract Owner's death and will be made for the life of the Owner's Designated Beneficiary or for a period not extending beyond the life expectancy of that beneficiary. The Owner's Designated Beneficiary is the person to whom ownership of the Contract passes by reason of death.

If any portion of the Contract Owner's interest is payable to (or for the benefit of) the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

MINIMUM BALANCE REQUIREMENT

We will transfer the balance in any Portfolio that falls below $1,000, except in cases where Purchase Payments are made by monthly payroll deduction, due to a partial withdrawal or Exchange, to the remaining Portfolio(s) held under that Contract on a pro rata basis. Except as may be provided in the Rider, in the event that the entire value of the Contract falls below $1,000, and if no Purchase Payment has been received within three years, we reserve the right to liquidate the account. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the Contract Owner. The full proceeds would be taxable as a withdrawal. We will not exercise this right with respect to Qualified Contracts.

DESIGNATION OF AN ANNUITANT'S BENEFICIARY

The Contract Owner may select one or more Annuitant's Beneficiaries and name them in the application. Thereafter, while the Annuitant is living, the Contract Owner may change the Annuitant's Beneficiary by sending us the appropriate Company form. Such change will take effect on the date such form is signed by the Contract Owner but will not affect any payment made or other action taken before the Company acknowledges such form. You may also make the designation of Annuitant's Beneficiary irrevocable by sending us the appropriate Company form and obtaining approval from the Company. Changes in the Annuitant's Beneficiary may then be made only with the consent of the designated irrevocable Annuitant's Beneficiary.

If the Annuitant dies prior to the Annuity Date, the following will apply unless the Contract Owner has made other provisions.

  (a) If there is more than one Annuitant's Beneficiary, each will share in the Death Benefits equally;

  (b) If one or two or more Annuitant's Beneficiaries have already died, that share of the Death Benefit will be paid equally to the survivor(s);

  (c) If no Annuitant's Beneficiary is living, the proceeds will be paid to the Contract Owner;

  (d) If an Annuitant's Beneficiary dies at the same time as the Annuitant, the proceeds will be paid as though the Annuitant's Beneficiary had died first. If an Annuitant's Beneficiary dies within 15 days after the Annuitant's death and before the Company receives due proof of the Annuitant's death, proceeds will be paid as though the Annuitant's Beneficiary had died first.

If an Annuitant's Beneficiary who is receiving Annuity Payments dies, any remaining payments certain will be paid to that Annuitant's Beneficiary's named beneficiary(ies) when due. If no Annuitant's Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is the Annuitant, this right will pass to his or her estate. If a Life Annuity with Period Certain option was elected, and if the Annuitant dies on or after the Annuity Date, any unpaid payments certain will be paid to the Annuitant's Beneficiary or your designated Payee.

DEATH OF ANNUITANT PRIOR TO ANNUITY DATE

If the Annuitant dies prior to the Annuity Date, an amount will be paid as proceeds to the Annuitant's Beneficiary. The Death Benefit is calculated and is payable upon receipt of due Proof of Death of the Annuitant as well as proof that the Annuitant died prior to the Annuity Date. Upon receipt of this proof, the Death Benefit will be paid within seven days, or as soon thereafter as the Company has sufficient information about the Annuitant's Beneficiary to make the payment. The Annuitant's Beneficiary may receive the amount payable in a lump sum cash benefit or under one of the Annuity Payment Options.

The Death Benefit is the greater of:

  (1) The Accumulated Value on the date we receive due Proof of Death; or

  (2) The Adjusted Death Benefit.

During the first six Contract Years, the Adjusted Death Benefit will be the sum of all Net Purchase Payments made, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period ending before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken.

ANNUITY DATE

You may specify an Annuity Date in the application, which can be no later than the first day of the month after the Annuitant's 85th birthday, without the Company's prior approval. The Annuity Date is the date that Annuity Payments are scheduled to commence under the Contract unless the Contract has been surrendered or an amount has been paid as proceeds to the designated Annuitant's Beneficiary prior to that date.

You may advance or defer the Annuity Date. However, the Annuity Date may not be advanced to a date prior to 30 days after the date of receipt of a written request or, without the Company's prior approval, deferred to a date beyond the first day of the month after the Annuitant's 85th birthday. The Annuity Date may only be changed by written request during the Annuitant's lifetime and must be made at least 30 days before the then-scheduled Annuity Date. The Annuity Date and the Annuity Payment options available for Qualified Contracts may also be controlled by endorsements, the plan or applicable law.

LUMP SUM PAYMENT OPTION

You may surrender the Contract at any time while the Annuitant is living and before the Annuity Date. The Surrender Value is equal to the Accumulated Value, less any Premium Taxes incurred but not yet deducted.

ANNUITY PAYMENT OPTIONS

All Annuity Payment Options (except for the Designated Period Annuity Option) are offered as "Variable Annuity Options." This means that Annuity Payments, after the initial payment, will reflect the investment experience of the Portfolio or Portfolios you have chosen. All Annuity Payment Options are also offered as "Fixed Annuity Options." This means that the amount of each payment will be set on the Annuity Date and will not change. The following Annuity Payment Options are available under the Contract:

Life Annuity--Monthly Annuity Payments are paid for the life of an Annuitant, ceasing with the last Annuity Payment due prior to the Annuitant's death.

Joint and Last Survivor Annuity--Monthly Annuity Payments are paid for the life of two Annuitants and thereafter for the life of the survivor, ceasing with the last Annuity Payment due prior to the survivor's death.

Life Annuity with Period Certain--Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain of not less than 120, 180, or 240 months, as elected.

Installment or Unit Refund Life Annuity--Available as either a Fixed (Installment Refund) or Variable (Unit Refund) Annuity Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain determined by dividing the Accumulated Value by the first Annuity Payment.

Designated Period Annuity--Only available as a Fixed Annuity Option. Monthly Annuity Payments are paid for a Period Certain as elected, which may be from 10 to 30 years.

Before the Annuity Date and while the Annuitant is living, you may change the Annuity Payment Option by written request. The request for change must be made at least 30 days prior to the Annuity Date and is subject to the approval of the Company. If an Annuity Payment Option is chosen that depends on the continuation of the life of the Annuitant, proof of birth date may be required before Annuity Payments begin. For Annuity Payment Options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment will generally be greater.

All or part of the Accumulated Value may be placed under one or more Annuity Payment Options. If Annuity Payments are to be paid under more than one option, the Company must be told what part of the Accumulated Value is to be paid under each option.

If at the time of any Annuity Payment you have not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold such taxes from the taxable portions of such Annuity Payment and remit that amount to the federal government.

In the event that an Annuity Payment Option is not selected, the Company will make monthly Annuity Payments that will go on for as long as the Annuitant lives (120 payments guaranteed) in accordance with the Life Annuity with Period Certain Option and the annuity benefit sections of the Contract. That portion of the Accumulated Value that has been held in a Portfolio prior to the Annuity Date will be applied under a Variable Annuity Option based on the performance of that Portfolio. Subject to approval by the Company, you may select any other Annuity Payment Option then being offered by the Company. All Fixed Annuity Payments and the initial Variable Annuity Payment are guaranteed to be not less than as provided by the Annuity Tables and the Annuity Payment Option elected by the Contract Owner. The minimum payment, however, is $100. If the Accumulated Value is less than $2,000, the Company has the right to pay that amount in a lump sum. From time to time, the Company may require proof that the Annuitant or Contract Owner is living. Annuity Payment Options are not available to: (1) an assignee; or (2) any other than a natural person, except with the consent of the Company.

We may, at the time of election of an Annuity Payment Option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables found in the Contract.

The value of Variable Annuity Payments will reflect the investment experience of the chosen Portfolio. Only one Variable Annuity Option may be chosen from among those made available by the Company for each Portfolio. The Annuity Tables, which are contained in the Contract and are used to calculate the value of the initial Variable Annuity Payment, are based on an assumed interest rate of 4%. If the actual net investment experience exactly equals the assumed interest rate, then the Variable Annuity Payments will remain the same (equal to the first Annuity Payment). However, if actual investment experience exceeds the assumed interest rate, the Variable Annuity Payments will increase; conversely, they will decrease if the actual experience is lower. The method of computation of Variable Annuity Payments is described in more detail in the Statement of Additional Information.

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

After the Annuity Date, you may change the Portfolio funding the Variable Annuity Payments on the appropriate Company form or by calling our Administrative Offices at 1-800-250-1828.

DEFERMENT OF PAYMENT

Payment of any cash withdrawal or lump sum Death Benefit due from the Separate Account will occur within 7 days from the date the election becomes effective except that the Company may be permitted to defer such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is otherwise restricted; or (2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Contract Owners.

                          FEDERAL TAX CONSIDERATIONS

INTRODUCTION

The ultimate effect of federal income taxes on the amounts paid for the Contract, on the investment return on assets held under a Contract, on Annuity Payments, and on the economic benefits to the Contract Owner, Annuitant or Annuitant's Beneficiary, depends on the terms of the Contract, the Company's tax status and upon the tax status of the individuals concerned. The following discussion is general in nature and is not intended as tax advice. You should consult a tax adviser regarding the tax consequences of purchasing a Contract. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws, the Treasury regulations or the current interpretations by the Internal Revenue Service. We reserve the right to make uniform changes in the Contract to the extent necessary to continue to qualify the Contract as an annuity. For a discussion of federal income taxes as they relate to the Funds, please see the accompanying Prospectuses for the Funds.

TAXATION OF ANNUITIES IN GENERAL

Section 72 of the Code governs taxation of annuities. In general, a Contract Owner is not taxed on increases in value under a Contract until some form of withdrawal or distribution is made under it. However, under certain circumstances, the increase in value may be subject to current federal income tax. (See "Contracts Owned by Non-Natural Persons," page 19, and
"Diversification Standards," page 20.)

Section 72 provides that the proceeds of a full or partial withdrawal from a Contract prior to the Annuity Date will be treated as taxable income to the extent the amounts held under the Contract exceed the "investment in the Contract," as that term is defined in the Code. The "investment in the Contract" can generally be described as the cost of the Contract, and generally constitutes all Purchase Payments paid for the Contract less any amounts received under the Contract that are excluded from the individual's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

Upon receipt of a full or partial withdrawal or an Annuity Payment under the Contract, you will be taxed if the value of the Contract exceeds the investment in the Contract. Generally, the taxable portion of such payments will be taxed at ordinary income tax rates.

For Fixed Annuity Payments, in general, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income tax rates. For Variable Annuity Payments, in general, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed at ordinary income tax rates. Once the excludible portion of Annuity Payments to date equals the investment in the Contract, the balance of the Annuity Payments will be fully taxable.

Withholding of federal income taxes on all distributions is required unless the recipient elects not to have any amounts withheld and properly notifies the Company of that election.

In certain situations, taxes will be withheld on distributions to nonresident aliens at a 30% flat rate unless an exemption from withholding applies under the applicable tax treaty.

With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the taxable portion of amounts withdrawn or distributed. However, the penalty tax will not apply to withdrawals (i) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, the death of the Annuitant, who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts; (ii) attributable to the taxpayer's becoming disabled within the meaning of Code Section 72(m)(7);
(iii) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer, or joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary;
(iv) from a qualified plan (note, however, other penalties may apply); (v) under a qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract as defined in Section 72(u)(4); (vii) allocable to the investment in the Contract prior to August 14, 1982; or
(viii) that are purchased by an employer on termination of certain types of qualified plans and that are held by the employer until the employee separates from service. Other tax penalties may apply to certain distributions as well as to certain contributions and other transactions under Qualified Contracts.

If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (iii) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

THE COMPANY'S TAX STATUS

The Company is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

DISTRIBUTION-AT-DEATH RULES

In order to be treated as an annuity contract, a Contract must generally provide the following two distribution rules: (a) if any Contract Owner dies on or after the Annuity Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as quickly as the method in effect on the Contract Owner's death; and (b) if any Contract Owner dies before the Annuity Date, the entire interest must generally be distributed within five years after the date of death. To the extent such interest is payable to the Owner's Designated Beneficiary, however, such interests may be annuitized over the life of that Owner's Designated Beneficiary or over a period not extending beyond the life expectancy of that Owner's Designated Beneficiary, so long as distributions commence within one year after the Contract Owner's death. If the Owner's Designated Beneficiary is the spouse of the Contract Owner, the Contract (together with the deferral on tax on the accrued and future income thereunder) may be continued unchanged in the name of the spouse as Contract Owner. The term Owner's Designated Beneficiary means the natural person named by the Contract Owner as a beneficiary and to whom ownership of the Contract passes by reason of the Contract Owner's death (unless the Contract Owner was also the Annuitant--in which case the Annuitant's Beneficiary is entitled to the Death Benefit).

If the Contract Owner is not an individual, the death of the "primary Annuitant" (as defined under the Code) is treated as the death of the Contract Owner. The primary Annuitant is the individual who is of primary importance in affecting the timing or the amount of payout under a Contract. In addition, when the Contract Owner is not an individual, a change in the primary Annuitant is treated as the death of the Contract Owner. Finally, in the case of joint Contract Owners, the distribution will be required at the death of the first of the Contract Owners.

TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract prior to the Annuity Date for less than full and adequate consideration will generally trigger tax on the gain in the Contract to the Contract Owner at the time of such transfer. The investment in the Contract of the transferee will be increased by any amount included in the Contract Owner's income. This provision, however, does not apply to those transfers between spouses or incident to a divorce which are governed by Code Section 1041(a).

CONTRACTS OWNED BY NON-NATURAL PERSONS

Where the Contract is held by a non-natural person (for example, a corporation), the Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is includible in taxable income each year. The rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person.

If an employer is the nominal owner of a Contract, and the beneficial owners are employees, then the Contract is not treated as being held by a non-natural person. The rule also does not apply where the Contract is acquired by the estate of a decedent, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity, as defined under the Code.

ASSIGNMENTS

A transfer of ownership of a Contract, a collateral assignment or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant or beneficiary that are not discussed herein. A Contract Owner contemplating such a transfer or assignment of a Contract should contact a tax adviser with respect to the potential tax effects of such a transaction.

MULTIPLE CONTRACTS RULE

All non-qualified annuity contracts issued by the same company (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract for purposes of determining the amount includible in the taxpayer's gross income. Thus, any amount received under any Contract prior to the Contract's Annuity Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code
Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. The aggregation rules do not apply to immediate annuities as defined under the Code. Accordingly, a Contract Owner should consult a tax adviser before purchasing more than one Contract or other annuity contracts.

DIVERSIFICATION STANDARDS

To comply with certain diversification regulations (the "Regulations") under Code Section 817(h), one year after the start up period, the Separate Account will be required to diversify its investments. The Regulations generally require that on the last day of each quarter of a calendar year, no more than 55% of the value of the Separate Account is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the percentage limitations by looking through to the assets of the Portfolios in which each such Subaccount invests. The Company believes that under this rule, the Separate Account must be tested for compliance with the percentage limitations by "looking through" both the shares in Portfolios that are held by the Separate Account and the shares in the Underlying Funds that are held by the Portfolios to the investment assets held by the Underlying Funds. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality will be treated as a separate issuer for purposes of those limitations.

In connection with the issuance of temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance concerning the extent to which Contract Owners may direct their investments to particular divisions of a separate account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear, at this time, what these regulations or rulings would provide. It is possible that when the regulations or ruling are issued, the Contracts may need to be modified in order to remain in compliance. For these reasons, the Company reserves the right to modify the Contracts, as necessary, to prevent the Contract Owner from being considered the owner of assets of the Separate Account.

We intend to comply with the Regulations to assure that the Contracts continue to be treated as annuity contracts for federal income tax purposes.

                              GENERAL INFORMATION

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio, or of another registered, open-end management investment company, if the shares of the Portfolios are no longer available for investment, or, if in the Company's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to a Contract Owner's interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

New portfolios may be established at the discretion of the Company. Any new portfolios will be made available to existing Contract Owners on a basis to be determined by the Company. The Company may also eliminate one or more Portfolios if marketing, tax, investment or other conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the Contracts as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

VOTING RIGHTS

The Trust does not hold regular meetings of shareholders. The Trustees of the Trust may call special meetings of shareholders as may be required by the 1940 Act or other applicable law. To the extent required by law, the Portfolio shares held in the Separate Account will be voted by the Company at shareholder meetings of the Trust in accordance with instructions received from persons having voting interests in the corresponding Portfolio. Trust shares as to which no timely instructions are received or shares held by the Company as to which Contract Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

The number of votes that are available to a Contract Owner will be calculated separately for each Portfolio. That number will be determined by applying his or her percentage interest, if any, in a particular Portfolio to the total number of votes attributable to the Portfolio.

Prior to the Annuity Date, a Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Annuity Date, the person receiving Annuity Payments has the voting interest. The number of votes after the Annuity Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Annuity Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the corresponding Portfolio. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Trust.

AUDITORS

Ernst & Young LLP serves as independent auditors for the Separate Account and the Company and will audit their financial statements annually.

LEGAL MATTERS

Jorden Burt Berenson & Johnson LLP of Washington, D.C. has provided legal advice relating to the federal securities laws applicable to the issue and sale of the Contracts. All matters of New York law pertaining to the validity of the Contract and the Company's right to issue such Contracts have been passed upon by Kimberly A. Scouller, Esquire, on behalf of the Company.

                TABLE OF CONTENTS FOR THE PGA RETIREMENT ANNUITY

                                VARIABLE ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE
THE CONTRACT..............................................................   1
  Computation of Variable Annuity Income Payments.........................   1
  Exchanges...............................................................   2
  Exceptions to Charges and to Transaction or Balance Requirements........   2
GENERAL MATTERS...........................................................   3
  Non-Participating.......................................................   3
  Misstatement of Age or Sex..............................................   3
  Assignment..............................................................   3
  Annuity Data............................................................   3
  Annual Statement........................................................   3
  Incontestability........................................................   4
  Ownership...............................................................   4
PERFORMANCE INFORMATION...................................................   4
  30-Day Yield for Subaccounts............................................   4
  Standardized Average Annual Total Return for Subaccounts................   5
ADDITIONAL PERFORMANCE MEASURES...........................................   6
  Non-Standardized Actual Total Return and Non-Standardized Actual Average
   Annual Total Return....................................................   6
  Non-Standardized Total Return Year-to-Date..............................   6
  Non-Standardized One Year Return........................................   6
PERFORMANCE COMPARISONS...................................................   7
SAFEKEEPING OF ACCOUNT ASSETS.............................................  10
THE COMPANY...............................................................  10
STATE REGULATION..........................................................  10
RECORDS AND REPORTS.......................................................  10
DISTRIBUTION OF THE CONTRACTS.............................................  11
LEGAL PROCEEDINGS.........................................................  11
OTHER INFORMATION.........................................................  11
FINANCIAL STATEMENTS......................................................  11

               FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                               SEPARATE ACCOUNT C
                      STATEMENT OF ADDITIONAL INFORMATION

                         FOR THE PGA RETIREMENT ANNUITY

                                   OFFERED BY
               FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                           (A NEW YORK STOCK COMPANY)
                             ADMINISTRATIVE OFFICES
                               520 COLUMBIA DRIVE
                          JOHNSON CITY, NEW YORK 13790

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the PGA Retirement Annuity contract (the "Contract") offered by First Providian Life and Health Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated April 30, 1997, by calling 1-800-250-1828 or by writing to our Administrative Offices, 520 Columbia Drive, Johnson City, New York 13790. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

                               April 30, 1997

                               TABLE OF CONTENTS

                                                                            PAGE

THE CONTRACT                                                                   1
  Computation of Variable Annuity Income Payments                              1
  Exchanges                                                                    2
  Exceptions to Charges and to Transaction or Balance Requirements             2
GENERAL MATTERS                                                                3
  Non-Participating                                                            3
  Misstatement of Age or Sex                                                   3
  Assignment                                                                   3
  Annuity Data                                                                 3
  Annual Statement                                                             3
  Incontestability                                                             4
  Ownership                                                                    4
PERFORMANCE INFORMATION                                                        4
  30-Day Yield for Subaccounts                                                 4
  Standardized Average Annual Total Return for Subaccounts                     5
ADDITIONAL PERFORMANCE MEASURES                                                6
  Non-Standardized Actual Total Return and Non-Standardized Actual Average
   Annual Total Return                                                         6
  Non-Standardized Total Return Year-to-Date                                   6
  Non-Standardized One Year Return                                             6
PERFORMANCE COMPARISONS                                                        7
SAFEKEEPING OF ACCOUNT ASSETS                                                 10
THE COMPANY                                                                   10
STATE REGULATION                                                              10
RECORDS AND REPORTS                                                           10
DISTRIBUTION OF THE CONTRACTS                                                 11
LEGAL PROCEEDINGS                                                             11
OTHER INFORMATION                                                             11
FINANCIAL STATEMENTS                                                          11

                                  THE CONTRACT

In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

COMPUTATION OF VARIABLE ANNUITY INCOME PAYMENTS

The amounts shown in the Annuity Tables contained in your Contract represent the guaranteed minimum for each Annuity Payment under a Fixed Payment Option. Variable annuity income payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Tables contained in your Contract corresponding to the Annuity Payment Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment. The Company may, at the time annuity income payments are computed, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit Value for the selected Subaccount ten Business Days prior to the Annuity Date. The number of Annuity Units for the Subaccount then remains fixed, unless an Exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit Value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit Value for each Subaccount was initially established at $10.00 on the date money was first deposited in that Subaccount. The Annuity Unit Value for any subsequent Business Day is equal to (a) times (b) times (c), where

     (a)  =  the Annuity Unit Value for the immediately preceding Business Day;

     (b)  =  the Net Investment Factor for the day; and

     (c) = the investment result adjustment factor (.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

     (a) = any increase or decrease in the value of the Subaccount due to investment results;

     (b) = a daily charge assessed at an annual rate of .55% for the mortality and expense risks assumed by the Company; and

     (c) = a daily charge for the cost of administering the Contract corresponding to an annual charge of .15% of the value of the Subaccount, plus the Annual Contract Fee.

The Annuity Tables contained in the Contract are based on the 1983 Table "A" Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year.

EXCHANGES

After the Annuity Date you may, by making a written request, exchange the current value of an existing Subaccount to Annuity Units of any other Subaccount(s) then available. The written request for an Exchange must be received by us, however, at least 10 Business Days prior to the first payment date on which the Exchange is to take effect. This Exchange shall result in the same dollar amount as that of the Annuity Payment on the date of Exchange (the "Exchange Date"). Each year you may make an unlimited number of free Exchanges between Subaccounts. A $15 fee is currently imposed for Exchanges in excess of twelve per Contract Year.

Exchanges will be made using the Annuity Unit Value for the Subaccounts on the date the written request for Exchange is received. On the Exchange Date, the Company will establish a value for the current Subaccounts by multiplying the Annuity Unit Value by the number of Annuity Units in the existing Subaccounts and compute the number of Annuity Units for the new Subaccounts by dividing the Annuity Unit Value of the new Subaccounts into the value previously calculated for the existing Subaccounts.

EXCEPTIONS TO CHARGES AND TO TRANSACTION OR BALANCE REQUIREMENTS

The Company may reduce administrative charges or other deductions from Purchase Payments in certain situations where the Company expects to realize significant economies of scale or other economic benefits with respect to the sale of Contracts. The Company may reduce administrative charges and fees on sales to directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company, its ultimate parent company, Providian Corporation, and their affiliates and certain sales representatives for the Contract. The Company may also grant waivers or modifications of certain minimum or maximum purchase or transaction amounts or balance requirements in these circumstances.

Notwithstanding the above, any variations in administrative charges or other deductions from Purchase Payments or in the minimum or maximum transaction or balance requirements shall reflect differences in costs or services and shall not be unfairly discriminatory against any person.

                                 GENERAL MATTERS

NON-PARTICIPATING

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

MISSTATEMENT OF AGE OR SEX

The Company may require proof of age and sex before making Annuity Payments. If the Annuitant's stated age, sex or both in the Contract are incorrect, the Company will change the annuity benefits payable to those benefits which the Purchase Payments would have purchased for the correct age and sex. In the case of correction of the stated age and/or sex after payments have commenced, the Company will (1) in the case of underpayment, pay the full amount due with the next payment; (2) in the case of overpayment, deduct the amount due from one or more future payments.

ASSIGNMENT

Any Non-Qualified Contract may be assigned by you prior to the Annuity Date and during the Annuitant's lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives the appropriate Company form notifying the Company of such assignment. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of the appropriate Company form.

ANNUITY DATA

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

ANNUAL STATEMENT

Once each Contract Year, the Company will send you an annual statement of the current Accumulated Value allocated to each Subaccount and any Purchase Payments, charges, Exchanges or withdrawals during the year. This report will also give you any other information required by law or regulation. You may ask for an annual statement like this at any time. We will also send you quarterly statements. However, we reserve the right to discontinue quarterly statements at any time.

INCONTESTABILITY

This Contract is incontestable from the Contract Date, subject to the "Misstatement of Age or Sex" provision.

OWNERSHIP

The Contract Owner on the Contract Date is the Annuitant, unless otherwise specified in the application. The Contract Owner may specify a new Contract Owner by sending us the appropriate Company form at any time thereafter. The term Contract Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. During the Annuitant's lifetime, all rights and privileges under this Contract may be exercised solely by the Contract Owner. Upon the death of the Contract Owner, ownership is retained by the surviving Joint Owner or passes to the Owner's Designated Beneficiary, if one has been designated by the Contract Owner. If no Owner's Designated Beneficiary has been selected or if no Owner's Designated Beneficiary is living, then the Owner's Designated Beneficiary is the Contract Owner's estate. From time to time the Company may require proof that the Contract Owner is still living.

                            PERFORMANCE INFORMATION

Performance information for the Subaccounts, including the yield and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners.

Where applicable in calculating performance information, the Annual Contract Fee is reflected as a percentage equal to the total amount of fees collected during a calendar year divided by the total average net assets of the Portfolios during the same calendar year. The fee is assumed to remain the same in each year of the applicable period. (With respect to partial year periods, if any, in the examples, the Annual Contract Fee is pro-rated to reflect only the applicable portion of the partial year period.)

30-DAY YIELD FOR SUBACCOUNTS

Quotations of yield for the Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

                a - b
     YIELD = 2[(----- + 1)/6/ - 1]
                 cd

Where:

     [a] = the net investment income earned during the period by the Portfolio attributable to shares owned by a Subaccount;

     [b]  =  the expenses accrued for the period (net of reimbursement);

     [c]  =  the average daily number of Units outstanding during the period;
             and

     [d] = the maximum offering price per Accumulation Unit on the last day of the period.

Yield on the Subaccount is earned from the increase in net asset value of shares of the Portfolio in which the Subaccount invests and from dividends declared and paid by the Portfolio, which are automatically reinvested in shares of the Portfolio.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR SUBACCOUNTS

When advertising performance of the Subaccounts, the Company will show the "Standardized Average Annual Total Return," calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of the Annual Contract Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the formula:

          P(1 + T)/n/ = ERV

Where:

     [P]  =  a hypothetical initial Purchase Payment of $1,000;

     [T]  =  an average annual total return;

     [n]  =  the number of years; and

     [ERV]  =  the ending redeemable value of a hypothetical $1,000 Purchase
               Payment made at the beginning of the period (or fractional portion thereof).

                        ADDITIONAL PERFORMANCE MEASURES

NON-STANDARDIZED ACTUAL TOTAL RETURN AND NON-STANDARDIZED ACTUAL AVERAGE ANNUAL TOTAL RETURN

The Company may show Non-Standardized Actual Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Actual Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year, the Non-Standardized Actual Total Return and the Non-Standardized Actual Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the Non-Standardized Actual Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (See Fee Table in the Prospectus), the Non-Standardized Actual Total Return and Non-Standardized Actual Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

NON-STANDARDIZED TOTAL RETURN YEAR-TO-DATE

The Company may show Non-Standardized Total Return Year-to-Date as of a particular date, or simply Total Return YTD, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year. Total Return YTD figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

NON-STANDARDIZED ONE YEAR RETURN

The Company may show Non-Standardized One Year Return, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year (or date of inception, if during the relevant year) and ending at the end of such calendar year. One Year Return figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

                            PERFORMANCE COMPARISONS

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Accumulation Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given period, and should not be considered as a representation of what may be achieved in the future.

Reports and marketing materials may, from time to time, include information concerning the rating of First Providian Life and Health Insurance Company as determined by one or more of the ratings services listed below, or other recognized rating services. Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other person who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

Each Subaccount's performance depends on, among other things, the performance of the underlying Portfolio which, in turn, depends upon such variables as:

     .  quality of underlying investments;

     .  average maturity of underlying investments;

     .  type of instruments in which the Portfolio is invested;

     .  changes in interest rates and market value of underlying investments;

     .  changes in Portfolio expenses; and

     .  the relative amount of the Portfolio's cash flow.

From time to time, we may advertise the performance of the Subaccounts and the underlying Portfolios as compared to similar funds or portfolios using certain indexes, reporting services and financial publications, and we may advertise rankings or ratings issued by certain services and/or other institutions. These may include, but are not limited to, the following:

     . DOW JONES INDUSTRIAL AVERAGE ("DJIA"), an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by Dow Jones & Company, it is cited as a principal indicator of market conditions.

  . STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industrial, transportation, and financial and public utility companies, which can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated into the Standard & Poor's figures.

  . LIPPER ANALYTICAL SERVICES, INC., a reporting service that ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, we may quote the Portfolios' Lipper rankings in various fund categories in advertising and sales literature.

  . BANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution, and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

  . SHEARSON LEHMAN GOVERNMENT/CORPORATE (TOTAL) INDEX, an index comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman, Inc., the index calculates total returns for one month, three month, twelve month, and ten year periods and year-to-date.

  . SHEARSON LEHMAN GOVERNMENT/CORPORATE (LONG-TERM) INDEX, an index composed of the same types of issues as defined above. However, the average maturity of the bonds included in this index approximates 22 years.

  . SHEARSON LEHMAN GOVERNMENT INDEX, an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

  . MORNINGSTAR, INC., an independent rating service that publishes the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

  . MONEY, a monthly magazine that regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.

  . STANDARD & POOR'S UTILITY INDEX, an unmanaged index of common stocks from forty different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date, and for a twelve month period.

  . DOW JONES UTILITY INDEX, an unmanaged index comprised of fifteen utility stocks that tracks changes in price daily and over a six month period. The index also provides the highs and lows for each of the past five years.

  .  THE CONSUMER PRICE INDEX, a measure for determining inflation.

Investors may use such indexes (or reporting services) in addition to the Funds' Prospectuses to obtain a more complete view of each Portfolio's performance before investing. Of course, when comparing each Portfolio's performance to any index, conditions such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

When comparing funds using reporting services, or total return and yield, or effective yield, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.

                         SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The Assets are kept physically segregated and held separate and apart from the Company's General Account assets. The General Account contains all of the assets of the Company. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts and the General Account.

                                  THE COMPANY

All the stock of the Company is owned by Veterans Life Insurance Company, which is a subsidiary of Providian Life and Health Insurance Company, a Missouri insurance company ("PLH"). Providian Corporation owns a 4% interest, Commonwealth Life Insurance Company owns a 61% interest, Peoples Security Life Insurance Company owns a 15% interest, and Capital Liberty, L.P. owns a 20% interest in PLH. A 3% interest in Capital Liberty, L.P. is owned by Providian Corporation, which is the general partner, and 78% and 19% interests, respectively, are held by two limited partners, Commonwealth Life Insurance Company and Peoples Security Life Insurance Company, which are both wholly-owned by Providian Corporation.

On December 28, 1996, Providian Corporation executed a Plan and Agreement of Merger and Reorganization (the Merger Agreement) with AEGON N.V. (AEGON), an international insurance company headquartered in The Hague, The Netherlands. Under the Merger Agreement, Providian Corporation's insurance operations, including the operations of the Company, will merge with a wholly owned subsidiary of AEGON. Providian Corporation will be the surviving corporation in the merger and will become a wholly owned subsidiary of AEGON. The merger of Providian Corporation's insurance businesses with AEGON is conditioned upon several events, including shareholder and various regulatory approvals. Providian Corporation anticipates that the closing of the transaction will occur in mid-1997. Because consummation of the merger is subject to the above conditions, no representations can be made as to whether, or when, the merger will be completed or as to the possible impact of the merger on the financial position and results of operations of the Company should the merger occur.

                                STATE REGULATION

The Company is a stock life insurance company organized under the laws of the State of New York, and is subject to regulation by the New York State Department of Insurance. An annual statement is filed with the New York Superintendent of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding calendar year. Periodically, the New York Superintendent of Insurance examines the financial condition of the Company, including the liabilities and reserves of the Separate Account.

The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.

                              RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or by its Administrator. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

                         DISTRIBUTION OF THE CONTRACTS

Providian Securities Corporation ("PSC"), the principal underwriter of the Contracts, is ultimately a wholly owned subsidiary of Providian Corporation. PSC is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Contracts are offered to members and employees of the Professional Golfers Association of America and to certain key employees of golf courses through persons or entities licensed under the federal securities laws and New York State insurance laws that have generally entered into agreements with PSC. The offering of the Contracts is continuous and PSC does not anticipate discontinuing the offering of the Contracts. However, PSC does reserve the right to discontinue the offering of the Contracts.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                               OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                             FINANCIAL STATEMENTS

The Subaccounts described in the Contract Prospectus have not yet commenced operations, and consequently have no assets or liabilities. Accordingly, no financial statements are included for the Separate Account in this Statement of Additional Information. The audited statutory-basis financial statements of the Company for the periods ended December 31, 1995 and 1994, including the Reports of Independent Auditors thereon, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets to be held in the Separate Account.